UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 2, 2008 (June 27, 2008)
GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-25959	62-1453841
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
350 Technology Parkway, Norcross, Georgia 30071
(Address of Principal Executive Offices)
678-966-0844
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 27, 2008, Goldleaf Financial Solutions, Inc. (the “Company”) entered into a Termination and Amendment Agreement (the “Amendment Agreement”) with Lightyear PBI Holdings, LLC (the “LLC”) and The Lighyear Fund, L.P. (the “Fund” and, together with the LLC, referred to herein as “Lightyear”). The Amendment Agreement eliminated Lightyear’s right to designate a director on the board of directors of the Company under the Redemption and Recapitalization Agreement, dated April 25, 2006, between the Company and the LLC (the “Recapitalization Agreement”). The Amendment Agreement also terminated the Management Rights Agreement, dated October 11, 2006, between the Company and the Fund (the “Management Rights Agreement”), which Management Rights Agreement previously granted the Fund the right to certain consultation and notice rights in connection with the Company’s operations. This description of the Amendment Agreement is qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein.
     The Company also entered into a Second Amended and Restated Securityholders Agreement (the “Amended Securityholders Agreement”), which amended and restated the Amended and Restated Securityholders Agreement, dated April 25, 2006, between the Company and the LLC. The Amended Securityholders Agreement modified the LLC’s registration rights to provide that: (i) the Company will not be obligated to file a registration statement for any demand registration request for four months after the date of the Amended Securityholders Agreement; and (ii) the effective period for registration statements on Form S-3 was increased from two years to three years. This description of the Securityholders Agreement is qualified in its entirety by reference to the Amended Securityholders Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein.

Item 1.02.	Termination of a Material Definitive Agreement.
     The description of the termination of Management Rights Agreement is incorporated herein from Item 1.01.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit

10.1	Termination and Amendment Agreement among Goldleaf Financial Solutions, Inc., Lightyear PBI Holdings, LLC, and The Lightyear Fund, L.P.

10.2	Second Amended and Restated Securityholders Agreement among Goldleaf Financial Solutions, Inc. and Lightyear PBI Holdings, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.
By:	/s/ Michael Berman
	Name:	Michael Berman
	Title:	General Counsel and Secretary

Date: July 2, 2008